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                                                                 EXHIBIT 10.2.10

                        TENTH AMEMDMENT TO NOTE AGREEMENT
                                       AND
                               EXTENSION OF WAIVER


       THIS TENTH AMENDMENT TO NOTE AGREEMENT AND EXTENSION OF WAIVER ("Tenth Amendment"), is made and entered into as of the 22nd day of February, 2000, between ORBITAL SCIENCES CORPORATION, a Delaware corporation (the "Company"), and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation (the "Purchaser").

                                    RECITALS:

       A. The Purchaser is the holder of $13,333,333 12% Senior Notes of the Company due June 14, 2001 (the "Notes"). The Company and the Purchaser are parties to that certain Note Agreement, dated as of June 1, 1995, the First Amendment to Note Agreement dated as of June 30, 1995, the Second Amendment to Note Agreement dated as of March 15, 1996, the Third Amendment to Note Agreement dated as of July 31, 1996, the Fourth Amendment to Note Agreement dated as of March 31, 1997, the Fifth Amendment to Note Agreement dated as of December 23, 1997, the Sixth Amendment to Note Agreement dated as of August 14, 1998, the Seventh Amendment to Note Agreement dated as of May 27, 1999, the Eighth Amendment to Note Agreement dated as of December 20, 1999, and the Ninth Amendment to Note Agreement dated as of January 31, 2000 (as amended, supplemented or otherwise modified, the "Note Agreement") whereby the Purchaser purchased the Notes from the Company.

       B. The Company and the Purchaser entered into that certain Waiver Letter, dated as of October 31, 1999 (the "Waiver Letter"), whereby the Purchaser waived certain Defaults or Events of Default arising or existing under Sections 5.7, 5.8 and 5.9 of the Note Agreement until 11:59 p.m. C.S.T. on December 31, 1999. Pursuant to that certain Letter Agreement, dated as of December 23, 1999, between the Company and the Purchaser, the date and time of termination of the Default Waiver Term (as defined in Section 1 of the Waiver Letter) was extended to 5:00 p.m. C.S.T. on February 22, 2000. The Company and the Purchaser now desire to further extend the Default Waiver Term on the terms set forth in this Tenth Amendment.

       C. In addition, the Company and the Purchaser desire to amend certain provisions of the Note Agreement as of February 22, 2000 (the "Effective Date") in the respects, but only in the respects, set forth in this Tenth Amendment.

       D. Capitalized terms used in this Tenth Amendment have their respective meanings ascribed thereto in the Note Agreement unless defined in this Tenth Amendment or the context otherwise requires.


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       NOW, THEREFORE, upon full and complete satisfaction of the conditions precedent to the effectiveness of this Tenth Amendment set forth in Section 4 below, the Company and the Purchaser agree as follows:

SECTION 1.  EXTENSION OF WAIVER.

       The Company and the Purchaser agree that the Default Waiver Term, as defined in Section 1 of the Waiver Letter, shall be extended so that the Default Waiver Term shall terminate at 5:00 p.m. C.S.T. on April 30, 2000.

SECTION 2.  AMENDMENTS.

       2.1 Section 5.11 of the Note Agreement is hereby amended in its entirety to read as follows:

              5.11. Restricted Investments. Neither the Company nor any of its Subsidiaries will declare, make or authorize any Restricted Investment on or after February 22, 2000. Any entity which becomes a Subsidiary after the date of this Agreement shall be deemed to have made, on the 90th day following the date on which it became a Subsidiary, all Restricted Investments of such corporation existing on such 90th day after it becomes a Subsidiary.

       2.2 Clause (d) of the definition of "Restricted Investments" appearing in Section 8.1 of the Note Agreement is hereby amended in its entirety to read as follows:

              (d) Investments made by the Company (i) after the Closing Date but prior to February 22, 2000, in connection with the development and growth of the business of ORBCOMM Partnership, provided that the aggregate amount of such Investments shall not exceed $157,500,000; (ii) pursuant to that certain Omnibus Agreement, dated January 1, 2000, by and among the Company, ORBCOMM, Teleglobe Inc., Teleglobe Mobile Partners, and ORBCOMM Partnership (the "Omnibus Agreement"), whereby the Company, through ORBCOMM, (x) will acquire $33,081,650.22 of partnership interests in ORBCOMM Partnership by converting loans, advanced by the Company to ORBCOMM Partnership prior to January 1, 2000, to such partnership interests, and (y) will contribute the GEMtrak Business (as defined in the Omnibus Agreement) to ORBCOMM Partnership; (iii) after December 31, 1996, in connection with the formation and development of the business of ORBIMAGE, provided that the aggregate amount of such Investments shall not exceed $52,000,000; (iv) in common stock of Earthwatch Incorporated, provided that the aggregate amount of such Investments shall not exceed $1,800,000; and (v) in preferred stock of Wireless Link Corp., provided that the aggregate amount of such Investments shall not exceed $2,000,000.


SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.


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       To induce the Purchaser to execute and deliver this Tenth Amendment, the
Company represents and warrants to the Purchaser (which representations will survive the execution and delivery of this Tenth Amendment) that:

              (a) this Tenth Amendment has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to fraudulent conveyance or limiting creditors' rights generally;

              (b) the Note Agreement, as modified by this Tenth Amendment, constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

              (c) the execution, delivery and performance by the Company of this Tenth Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any material provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a material breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2(c); and

              (d) as of the ate hereof and after giving effect to this Tenth Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 4.  CONDITIONS AND AGREEMENTS.

       Upon fulfillment or receipt of all of the following, as the case may be, this Tenth Amendment will on the Effective Date become effective:

              (a) executed counterparts of this Tenth Amendment, duly executed by the Company and the Purchaser, have been delivered to the Purchaser.

              (b) the representations and warranties of the Company set forth in Section 3 of this Tenth Amendment will be true and correct on and with respect to the date hereof; and

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              (c)    the Company has obtained any consents or approvals required to be obtained from any holder or holders of any outstanding security of the Company and any amendments or agreements pursuant to which any security may have been issued which will be necessary to permit the consummation of the transactions contemplated by this Tenth Amendment.

SECTION 5.  MISCELLANEOUS.

       5.1 This Tenth Amendment will be construed in connection with the Note Agreement, and except as modified by this Tenth Amendment, all terms, conditions and covenants contained in the Note Agreement and the Note are hereby ratified and will be and remain in full force and effect.

       5.2 The descriptive headings of the various Sections or parts of this Tenth Amendment are for convenience only and will not affect the meaning or construction of any of the provisions hereof.

       5.3 This Tenth Amendment will be governed by and construed in accordance with the internal laws of the State of Illinois.

       5.4 This Tenth Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

       IN WITNESS WHEREOF, the Company and the Purchaser have caused this Tenth Amendment to be executed and delivered by their respective duly authorized representatives.

                                  ORBITAL SCIENCES CORPORATION


                                  By:
                                     ----------------------------------
                                     Title:

                                  THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY


                                  By:
                                     ----------------------------------

                                     Its Authorized Representative